UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2016

Date of reporting period :	January 1, 2016 — December 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Variable Trust

Annual report
12 | 31 | 16

Putnam VT
George Putnam Balanced Fund

Message from the Trustees

Dear Shareholder:

With 2017 under way, investor sentiment generally brightened at the prospect of moving beyond the challenges of the past year, when politics tested markets. Fortunately, market turbulence in the aftermath of key political events was in many cases followed by impressive rebounds, and annual performance in most global financial markets exceeded expectations.

Of course, uncertainties and macroeconomic risks do not simply disappear with the close of the calendar year. Conditions in the bond market have changed given the shift in the potential for inflation. As such, we believe investors should continue to focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your individual goals, time horizon, and tolerance for risk, we also believe it is a good idea to speak regularly with your financial advisor.

In today’s environment, we favor the investment approach practiced at Putnam — active strategies based on fundamental research. Putnam portfolio managers, backed by a network of global analysts, bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended December 31, 2016, as well as an outlook for the coming months.

As always, thank you for investing with Putnam.

Performance summary (as of 12/31/16)

Investment objective

Balanced investment comprising a well-diversified portfolio of stocks and bonds that produce both capital growth and current income

Net asset value December 31, 2016

Class IA: $10.44	Class IB: $10.40

Total return at net asset value

					George
				Bloomberg	Putnam
			S&P 500	Barclays	Blended
			Index	U.S.	Index
(as of	Class IA	Class IB	(primary	Aggregate	(secondary
12/31/16)	shares*	shares*	benchmark)	Bond Index	benchmark)

1 year	8.40%	8.12%	11.96%	2.65%	8.41%

5 years	59.10	57.07	98.18	11.67	59.44
Annualized	9.73	9.45	14.66	2.23	9.78

10 years	37.95	34.49	95.72	53.00	88.37
Annualized	3.27	3.01	6.95	4.34	6.54

Life	114.66	105.71	186.22	150.30	199.54
Annualized	4.18	3.94	5.80	5.04	6.05

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: April 30, 1998.

The George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is based on the S&P 500 Index and 40% of which is based on the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities. The S&P 500 Index is an unmanaged index of common stock performance.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Putnam VT George Putnam Balanced Fund	1

Report from your fund’s managers

How would you describe the market environment for the 12-month reporting period ended December 31, 2016?

As 2016 began, the markets, which were growing increasingly alarmed by perceived economic weakness in China and serially depressed commodities prices, became anxious that the Federal Reserve had committed itself to a tightening policy agenda. These factors contributed to a risk-averse attitude on the part of many investors until roughly mid-February, at which point the markets began to stage a turnaround based on a variety of factors, including a rebounding oil price, decent U.S. economic data, declining stock market volatility, and a growing sense that the Fed would take a more gradual approach to raising interest rates.

As the period wore on, we began to see the bubbling up of inflationary pressures, including wage inflation as the labor market matured and commodity inflation as, for example, the price of oil rose off its February lows. Just prior to the U.S. presidential election, moreover, we saw the market shift its focus from dividend-paying stocks to sectors that could be beneficiaries of a reflationary macroeconomic trend, including riskier-seeming sectors such as financials, industrials, and natural resources.

In the wake of the U.S. election, equity performance soared in anticipation of a new business-friendly administration. Led by energy, financials, and telecommunications, most non-defensive sectors produced double-digit returns during the final calendar quarter of 2016, while major U.S. equity indexes hit record highs and delivered solid positive returns for the year overall.

In this context, how did Putnam VT George Putnam Balanced Fund perform during the period?

The equity-focused portion of the fund had a difficult first half, but performance improved markedly in the second half. Our corporate bond, Treasury, and other fixed-income holdings helped stabilize performance somewhat during the year, particularly in the first half of the period. Ultimately, the fund turned in performance that was in line with results for its custom secondary benchmark, but underperformed its primary, all-stock benchmark the S&P 500 Index.

How did the fund’s corporate bond allocation perform during the year?

Our corporate-credit strategy generally performed well in 2016, buoyed by solid fundamentals among the investment-grade opportunity set. Demand for investments in this area of the bond market was robust during the period, particularly on the part of international investors. While this led valuation to become tighter by year-end 2016, it was not exceptionally so versus historical trends. Importantly for the investment-grade sector, we see the current environment as providing tailwinds for financials, in particular, which compose a large segment of the opportunity set for the fund.

Within different equity sectors, how would you characterize the fund’s positioning during the reporting period?

Within a variety of sectors, the fund’s stock exposures had a modestly pro-cyclical bias, which means that some parts of the portfolio were positioned to perform in line with the overall economy. In financials, for example, the fund was biased toward more interest-rate-sensitive stocks, which we thought would benefit if interest rates should rise. In natural resources, the fund had a pro-cyclical tilt as well, and we believe this may offer characteristics of relative strength as the changeover in Washington occurs. The fund’s industrials-focused exposures, by contrast, were biased toward U.S. defense stocks, which is not a pro-cyclical type of exposure.

How would you describe U.S. corporate health at period-end?

U.S. corporations generally may have turned a corner in the latter months of the period, in our view. A telling signal in this regard can be seen in corporate earnings growth in the third calendar quarter. At 3% for the market overall — and 6% when you bracket the weaker-performing energy sector — this was the first time in four consecutive quarters that earnings growth was positive. When we consider corporate prospects for 2017, we expect that continued solid underlying growth in the U.S. economy, augmented by generally higher energy prices than we saw at the start of 2016, could lead to double-digit earnings growth for the U.S. market overall, in our view.

What is your outlook for the U.S. economy and the U.S. stock and bond markets?

We are optimistic about a number of business-building initiatives that President Trump has claimed will be priorities under his administration. At this early stage, we think it is likely that U.S. consumers will benefit from tax reform, and we also expect to see some measure of infrastructure spending get under way. We also believe that a number of promised reductions in regulatory burdens could give a boost to several areas, most notably financials. Overall, we think the regime change from President Obama to President Trump will shift the market in favor of sectors that may stand to benefit from pro-growth policies, higher interest rates, and inflationary conditions.

Looking forward for bonds, we think that strong U.S. corporate fundamentals may support the profit margins of investment-grade companies. Moreover, for the financials sector, the combination of potentially less onerous regulation and an increase in rates may bolster fundamentals, in our view. Overall, we continue to find current spread levels — or the general yield advantage offered by investment-grade bonds over Treasuries of similar maturity — to be modestly attractive versus their underlying risks.

Lastly, we expect long-term interest rates will rise and that the Fed may be in a position of responding to inflationary pressures by raising short-term interest rates. In our view, this economic and monetary policy environment stands a good chance of being positive, particularly for stocks.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or

2	Putnam VT George Putnam Balanced Fund

industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Your fund’s managers

Portfolio Manager Aaron M. Cooper, CFA, is Chief Investment Officer, Equities, at Putnam. He joined Putnam in 2011 and has been in the investment industry since 1999.

Portfolio Manager Paul D. Scanlon, CFA, is a Co-Head of Fixed Income at Putnam. He joined Putnam in 1999 and has been in the investment industry since 1986.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT George Putnam Balanced Fund	3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/16 to 12/31/16. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB

Total annual operating expenses for the fiscal
year ended 12/31/15	0.72%	0.97%

Annualized expense ratio for the six-month
period ended 12/31/16*	0.74%	0.99%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 12/31/16		ended 12/31/16

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$3.81	$5.10	$3.76	$5.03

Ending value
(after
expenses)	$1,050.30	$1,048.40	$1,021.42	$1,020.16

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/16. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4	Putnam VT George Putnam Balanced Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT George Putnam Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT George Putnam Balanced Fund (the “Fund”) as of December 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments as of December 31, 2016 by correspondence with the custodian, brokers, transfer agent, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2017

Putnam VT George Putnam Balanced Fund	5

The fund’s portfolio 12/31/16

COMMON STOCKS (63.1%)*	Shares	Value

Banking (4.4%)
Bank of America Corp.	72,867	$1,610,361

JPMorgan Chase & Co.	19,675	1,697,756

KeyCorp	32,596	595,529

Wells Fargo & Co.	28,038	1,545,174

		5,448,820
Basic materials (2.2%)
Air Products & Chemicals, Inc.	1,022	146,984

Albemarle Corp.	2,424	208,658

ArcelorMittal SA (France) †	5,514	40,653

Axalta Coating Systems, Ltd. †	3,087	83,966

Barrick Gold Corp. (Canada)	1,321	21,110

CF Industries Holdings, Inc.	6,988	219,982

Dow Chemical Co. (The)	3,406	194,891

E. I. du Pont de Nemours & Co.	891	65,399

Freeport-McMoRan, Inc. (Indonesia) †	2,493	32,883

KapStone Paper and Packaging Corp.	986	21,741

LANXESS AG (Germany)	1,616	105,884

Martin Marietta Materials, Inc.	486	107,664

Newmont Mining Corp.	2,382	81,155

Nucor Corp.	1,179	70,174

RPC Group PLC (United Kingdom)	5,828	76,246

Sealed Air Corp.	3,472	157,420

Sherwin-Williams Co. (The)	2,161	580,747

Sociedad Quimica y Minera de Chile SA ADR (Chile)	1,337	38,305

Steel Dynamics, Inc.	534	19,000

Syngenta AG (Switzerland)	618	244,223

United States Steel Corp.	798	26,342

W.R. Grace & Co.	2,090	141,368

Yara International ASA (Norway)	474	18,665

		2,703,460
Capital goods (4.0%)
Airbus Group SE (France)	7,003	462,188

Ball Corp.	1,606	120,562

Dover Corp.	4,099	307,138

Fortive Corp.	8,530	457,464

Johnson Controls International PLC	18,289	753,324

KION Group AG (Germany)	4,323	240,256

Komatsu, Ltd. (Japan)	20,900	471,738

Northrop Grumman Corp.	2,687	624,942

Raytheon Co.	4,371	620,682

Stericycle, Inc. †	1,491	114,867

United Technologies Corp.	4,323	473,887

Waste Connections, Inc. (Canada)	4,027	316,482

		4,963,530
Communication services (3.4%)
American Tower Corp. R	3,083	325,811

AT&T, Inc.	28,377	1,206,874

Charter Communications, Inc. Class A †	2,354	677,764

Comcast Corp. Class A	13,042	900,550

DISH Network Corp. Class A †	3,144	182,132

Equinix, Inc. R	604	215,876

T-Mobile US, Inc. †	7,004	402,800

Zayo Group Holdings, Inc. †	8,911	292,815

		4,204,622
Communications equipment (0.2%)
Cisco Systems, Inc.	10,327	312,082

		312,082

COMMON STOCKS (63.1%)* cont.	Shares	Value

Computers (2.3%)
Apple, Inc.	22,358	$2,589,504

Castlight Health, Inc. Class B † S	8,808	43,600

HP, Inc.	6,835	101,431

ServiceNow, Inc. †	1,224	90,992

Western Digital Corp.	1,138	77,327

		2,902,854
Conglomerates (0.9%)
Danaher Corp.	5,931	461,669

Siemens AG (Germany)	5,157	633,908

		1,095,577
Consumer cyclicals (6.7%)
Amazon.com, Inc. †	2,128	1,595,723

Brunswick Corp.	2,169	118,297

CaesarStone Sdot-Yam, Ltd. (Israel) †	1,487	42,603

Criteo SA ADR (France) † S	2,016	82,817

Ctrip.com International, Ltd. ADR (China) † S	5,866	234,640

Expedia, Inc.	1,261	142,846

Five Below, Inc. † S	2,765	110,489

Hanesbrands, Inc.	14,604	315,008

Hilton Worldwide Holdings, Inc.	11,445	311,304

Home Depot, Inc. (The)	6,098	817,620

Live Nation Entertainment, Inc. †	9,304	247,486

MasterCard, Inc. Class A	4,255	439,329

O’Reilly Automotive, Inc. †	1,318	366,944

Penn National Gaming, Inc. †	15,591	215,000

Priceline Group, Inc. (The) †	306	448,614

RE/MAX Holdings, Inc. Class A	3,228	180,768

Rollins, Inc.	9,855	332,902

Time Warner, Inc.	1,648	159,081

TJX Cos., Inc. (The)	6,209	466,482

United Rentals, Inc. †	2,181	230,270

Vulcan Materials Co.	928	116,139

Wal-Mart Stores, Inc.	3,691	255,122

Walt Disney Co. (The)	8,728	909,632

Wynn Resorts, Ltd. S	2,063	178,470

		8,317,586
Consumer finance (1.3%)
Oportun Financial Corp. (acquired 6/23/15,
cost $42,371) (Private) † F	14,867	38,134

Synchrony Financial	22,871	829,531

Visa, Inc. Class A	10,649	830,835

		1,698,500
Consumer staples (6.5%)
Altria Group, Inc.	8,202	554,619

Bright Horizons Family Solutions, Inc. †	2,354	164,827

Colgate-Palmolive Co.	6,831	447,021

Costco Wholesale Corp.	3,622	579,918

Coty, Inc. Class A	12,237	224,059

CVS Health Corp.	4,366	344,521

Delivery Hero Holding GmbH (acquired 6/12/15,
cost $46,212) (Private) (Germany) † ∆∆ F	6	38,902

Dr. Pepper Snapple Group, Inc.	7,236	656,088

Edgewell Personal Care Co. †	1,296	94,595

JM Smucker Co. (The)	3,608	462,040

Kraft Heinz Co. (The)	6,249	545,663

Kroger Co. (The)	8,851	305,448

LKQ Corp. †	2,591	79,414

Mead Johnson Nutrition Co.	1,909	135,081

Molson Coors Brewing Co. Class B	5,540	539,097

6	Putnam VT George Putnam Balanced Fund

COMMON STOCKS (63.1%)* cont.	Shares	Value

Consumer staples cont.
Monster Beverage Corp. †	2,049	$90,853

Nomad Foods, Ltd. (United Kingdom) †	6,332	60,597

PepsiCo, Inc.	15,631	1,635,472

Philip Morris International, Inc.	2,523	230,829

Pinnacle Foods, Inc.	1,183	63,231

Restaurant Brands International, Inc. (Canada)	2,280	108,665

Walgreens Boots Alliance, Inc.	8,856	732,923

Yum China Holdings, Inc. (China) †	3,413	89,148

		8,183,011
Electronics (2.7%)
Agilent Technologies, Inc.	5,782	263,428

Analog Devices, Inc.	1,296	94,116

Broadcom, Ltd.	2,965	524,123

Micron Technology, Inc. †	7,916	173,519

NVIDIA Corp.	1,236	131,931

NXP Semiconductor NV †	2,090	204,841

Qorvo, Inc. †	10,296	542,908

QUALCOMM, Inc.	3,483	227,092

Skyworks Solutions, Inc.	2,632	196,505

Sumco Corp. (Japan)	5,900	75,801

Texas Instruments, Inc.	8,171	596,238

Xilinx, Inc.	5,192	313,441

		3,343,943
Energy (5.1%)
Anadarko Petroleum Corp.	9,943	693,325

Arch Coal, Inc. Class A †	187	14,595

Baker Hughes, Inc.	1,944	126,302

Cenovus Energy, Inc. (Canada)	16,294	246,355

Cheniere Energy, Inc. †	7,320	303,268

Chevron Corp.	2,172	255,644

Cimarex Energy Co.	463	62,922

ConocoPhillips	14,737	738,913

Devon Energy Corp.	1,337	61,061

EnCana Corp. (Canada)	10,413	122,228

EOG Resources, Inc.	4,280	432,708

Exxon Mobil Corp.	2,796	252,367

Halliburton Co.	10,040	543,064

Hess Corp.	1,013	63,100

Marathon Oil Corp.	6,968	120,616

Noble Energy, Inc.	6,212	236,429

ONEOK, Inc.	880	50,521

Pioneer Natural Resources Co.	1,356	244,175

Plains All American Pipeline LP	4,927	159,093

Royal Dutch Shell PLC Class A (United Kingdom)	19,014	523,925

Schlumberger, Ltd.	5,960	500,342

Seven Generations Energy, Ltd. (Canada) †	5,604	130,683

Suncor Energy, Inc. (Canada)	11,665	381,405

Williams Cos., Inc. (The)	2,182	67,947

		6,330,988
Financial (0.4%)
Intercontinental Exchange, Inc.	619	34,924

KKR & Co. LP	28,852	444,032

		478,956
Health care (7.4%)
Abbott Laboratories	3,027	116,267

Aetna, Inc.	593	73,538

Allergan PLC † S	3,966	832,900

Amgen, Inc.	4,830	706,194

Becton Dickinson and Co.	2,062	341,364

COMMON STOCKS (63.1%)* cont.	Shares	Value

Health care cont.
Biogen, Inc. †	1,936	$549,011

Boston Scientific Corp. †	12,171	263,259

Bristol-Myers Squibb Co.	6,824	398,795

C.R. Bard, Inc.	1,283	288,239

Cardinal Health, Inc.	408	29,364

Celgene Corp. †	7,697	890,928

Cigna Corp.	457	60,959

Edwards Lifesciences Corp. †	465	43,571

Eli Lilly & Co.	5,917	435,195

Express Scripts Holding Co. †	2,086	143,496

Gilead Sciences, Inc.	10,527	753,838

Henry Schein, Inc. †	677	102,708

HTG Molecular Diagnostics, Inc. †	694	1,555

Humana, Inc.	1,213	247,488

Illumina, Inc. †	619	79,257

Intuitive Surgical, Inc. †	401	254,302

Jazz Pharmaceuticals PLC †	696	75,885

Johnson & Johnson	3,014	347,243

Medtronic PLC	2,284	162,689

Merck & Co., Inc.	10,058	592,114

Mylan NV †	5,988	228,442

Pfizer, Inc.	19,479	632,678

Service Corp. International/US	9,806	278,490

UnitedHealth Group, Inc.	564	90,263

Ventas, Inc. R	2,803	175,244

		9,195,276
Insurance (2.3%)
American International Group, Inc.	11,786	769,744

Assured Guaranty, Ltd.	12,900	487,233

Berkshire Hathaway, Inc. Class B †	274	44,657

Chubb, Ltd.	4,139	546,845

Hartford Financial Services Group, Inc. (The)	6,670	317,826

MetLife, Inc.	5,860	315,795

Prudential PLC (United Kingdom)	19,891	396,749

		2,878,849
Investment banking/Brokerage (1.7%)
AllianceBernstein Holding LP	10,825	253,846

Ameriprise Financial, Inc.	2,352	260,931

Charles Schwab Corp. (The)	15,086	595,444

Goldman Sachs Group, Inc. (The)	3,393	812,454

Invesco, Ltd.	6,264	190,050

		2,112,725
Miscellaneous (0.1%)
Conyers Park Acquisition Corp. (Units) †	6,597	71,577

		71,577
Real estate (1.3%)
AvalonBay Communities, Inc. R	1,205	213,466

Boston Properties, Inc. R	1,602	201,500

CBRE Group, Inc. Class A †	2,178	68,585

Douglas Emmett, Inc. R	1,860	68,002

Equity Lifestyle Properties, Inc. R	1,522	109,736

Essex Property Trust, Inc. R	369	85,793

Federal Realty Investment Trust R	709	100,756

Gaming and Leisure Properties, Inc. R	4,727	144,741

General Growth Properties R	5,275	131,770

Kimco Realty Corp. R	1,659	41,740

Pebblebrook Hotel Trust R	1,743	51,854

Public Storage R	871	194,669

Simon Property Group, Inc. R	1,207	214,448

		1,627,060

Putnam VT George Putnam Balanced Fund	7

COMMON STOCKS (63.1%)* cont.	Shares	Value

Semiconductor (0.4%)
Applied Materials, Inc.	15,547	$501,702

		501,702
Software (2.8%)
Activision Blizzard, Inc.	739	26,685

Adobe Systems, Inc. †	3,916	403,152

Electronic Arts, Inc. †	5,146	405,299

Everbridge, Inc. †	2,603	48,025

Microsoft Corp.	39,310	2,442,723

Tencent Holdings, Ltd. (China)	7,036	170,765

		3,496,649
Technology services (4.0%)
Alibaba Group Holding, Ltd. ADR (China) † S	3,228	283,451

Alphabet, Inc. Class A †	2,785	2,206,973

Cognizant Technology Solutions Corp. Class A †	1,408	78,890

Computer Sciences Corp.	4,920	292,346

Facebook, Inc. Class A †	11,217	1,290,516

Fidelity National Information Services, Inc.	4,515	341,515

GoDaddy, Inc. Class A † S	3,827	133,754

salesforce.com, Inc. †	4,623	316,491

Wix.com, Ltd. (Israel) †	2,170	96,674

		5,040,610
Transportation (1.0%)
American Airlines Group, Inc.	4,839	225,933

Norfolk Southern Corp.	2,883	311,566

Union Pacific Corp.	2,233	231,517

United Continental Holdings, Inc. †	3,125	227,750

United Parcel Service, Inc. Class B	2,657	304,598

		1,301,364
Utilities and power (2.0%)
Ameren Corp.	2,929	153,655

American Electric Power Co., Inc.	2,708	170,496

American Water Works Co., Inc.	3,606	260,930

Calpine Corp. †	18,079	206,643

Edison International	3,367	242,390

Exelon Corp.	12,661	449,339

Kinder Morgan, Inc.	4,535	93,920

NextEra Energy, Inc.	1,981	236,650

NRG Energy, Inc.	23,174	284,113

PG&E Corp.	6,037	366,868

Sempra Energy	1,056	106,276

		2,571,280

Total common stocks (cost $70,649,757)		$78,781,021

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (9.3%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (2.6%)
Government National Mortgage Association
Pass-Through Certificates
4.50%, TBA, 1/1/47	$1,000,000	$1,067,500
3.50%, 2/20/45	86,725	90,187
3.50%, TBA, 1/1/47	1,000,000	1,039,844
3.00%, TBA, 1/1/47	1,000,000	1,012,813

		3,210,344
U.S. Government Agency Mortgage Obligations (6.7%)
Federal National Mortgage Association
Pass-Through Certificates
5.50%, with due dates from 7/1/33 to 11/1/38	257,445	287,501
5.00%, 8/1/33	96,609	106,073
4.50%, 11/1/44	1,644,201	1,792,629
4.50%, TBA, 1/1/47	1,000,000	1,075,000
4.00%, TBA, 1/1/47	1,000,000	1,051,250

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (9.3%)* cont.	Principal amount	Value

U.S. Government Agency Mortgage Obligations cont.
Federal National Mortgage Association
Pass-Through Certificates
3.50%, TBA, 1/1/47	$3,000,000	$3,075,000
3.00%, 6/1/46	978,931	976,369

		8,363,822
Total U.S. government and agency mortgage
obligations (cost $11,608,913)		$11,574,166

U.S. TREASURY OBLIGATIONS (8.9%)*	Principal amount	Value

U.S. Treasury Bonds 2.75%, 8/15/42	$620,000	$585,803

U.S. Treasury Notes
2.00%, 11/30/20	3,450,000	3,485,208
1.875%, 11/30/21	1,780,000	1,774,976
1.625%, 4/30/19	330,000	332,449
1.375%, 9/30/18	990,000	993,650
1.125%, 3/31/20	2,710,000	2,674,669
1.125%, 12/31/19	950,000	940,611
0.75%, 12/31/17	320,000	319,448

Total U.S. treasury obligations (cost $11,292,646)		$11,106,814

CORPORATE BONDS
AND NOTES (14.6%)*	Principal amount	Value

Basic materials (0.8%)
Celanese US Holdings, LLC company
guaranty sr. unsec. unsub. notes 4.625%,
11/15/22 (Germany)	$71,000	$74,284

Cytec Industries, Inc. sr. unsec.
unsub. notes 3.50%, 4/1/23	30,000	28,886

Eastman Chemical Co. sr. unsec. notes
3.80%, 3/15/25	35,000	35,240

Freeport-McMoRan, Inc. 144A company
guaranty sr. unsec. notes 6.75%, 2/1/22
(Indonesia)	11,000	11,303

Georgia-Pacific, LLC sr. unsec.
unsub. notes 7.75%, 11/15/29	135,000	181,694

Glencore Finance Canada, Ltd. 144A
company guaranty sr. unsec. unsub. notes
6.00%, 11/15/41 (Canada)	5,000	4,925

Glencore Funding, LLC 144A company
guaranty sr. unsec. unsub. notes 4.625%,
4/29/24	81,000	82,823

Glencore Funding, LLC 144A company
guaranty sr. unsec. unsub. notes 4.00%,
4/16/25	54,000	52,920

International Paper Co. sr. unsec. notes
8.70%, 6/15/38	10,000	14,462

INVISTA Finance, LLC 144A company
guaranty sr. notes 4.25%, 10/15/19	12,000	11,897

Union Carbide Corp. sr. unsec.
unsub. bonds 7.75%, 10/1/96	45,000	54,555

Westlake Chemical Corp. 144A company
guaranty sr. unsec. unsub. bonds 3.60%,
8/15/26	165,000	157,716

WestRock MWV, LLC company guaranty sr.
unsec. unsub. notes 8.20%, 1/15/30	140,000	182,767

WestRock MWV, LLC company guaranty sr.
unsec. unsub. notes 7.95%, 2/15/31	10,000	13,160

WestRock RKT Co. company guaranty sr.
unsec. unsub. notes 4.45%, 3/1/19	25,000	26,085

Weyerhaeuser Co. sr. unsec. unsub. notes
7.375%, 3/15/32 R	82,000	103,842

		1,036,559

8	Putnam VT George Putnam Balanced Fund

CORPORATE BONDS
AND NOTES (14.6%)* cont.	Principal amount	Value

Capital goods (0.3%)
L-3 Communications Corp. company
guaranty sr. unsec. bonds 3.85%, 12/15/26	$10,000	$9,940

Legrand France SA sr. unsec. unsub. notes
8.50%, 2/15/25 (France)	104,000	134,369

Medtronic, Inc. company guaranty sr. unsec.
sub. notes 4.375%, 3/15/35	15,000	15,869

Northrop Grumman Systems Corp. company
guaranty sr. unsec. unsub. notes 7.875%, 3/1/26	30,000	39,887

Parker Hannifin Corp. sr. unsec.
unsub. notes Ser. MTN, 6.25%, 5/15/38	125,000	159,400

United Technologies Corp. sr. unsec.
unsub. notes 5.70%, 4/15/40	15,000	18,325

		377,790
Communication services (1.0%)
American Tower Corp. sr. unsec. notes 4.00%,
6/1/25 R	20,000	20,051

American Tower Corp. sr. unsec. notes 3.40%,
2/15/19 R	71,000	72,558

American Tower Corp. sr. unsec.
unsub. bonds 3.375%, 10/15/26 R	75,000	71,002

AT&T, Inc. sr. unsec. unsub. notes 4.75%,
5/15/46	12,000	11,369

CC Holdings GS V, LLC/Crown Castle GS III Corp.
company guaranty sr. notes 3.849%, 4/15/23	30,000	30,487

Charter Communications Operating,
LLC/Charter Communications Operating
Capital Corp. company guaranty sr. sub.
bonds 6.484%, 10/23/45	117,000	135,261

Charter Communications Operating,
LLC/Charter Communications Operating
Capital Corp. company guaranty sr. sub.
notes 4.908%, 7/23/25	38,000	40,049

Comcast Cable Communications Holdings,
Inc. company guaranty sr. unsec. notes
9.455%, 11/15/22	25,000	33,838

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.50%, 11/15/35	27,000	34,710

Crown Castle International Corp. sr. unsec.
notes 4.875%, 4/15/22 R	10,000	10,675

Crown Castle Towers, LLC 144A company
guaranty sr. notes 4.883%, 8/15/20	105,000	111,811

Koninklijke KPN NV sr. unsec. unsub.
bonds 8.375%, 10/1/30 (Netherlands)	10,000	13,352

NBCUniversal Media, LLC company guaranty
sr. unsec. unsub. notes 6.40%, 4/30/40	55,000	71,121

Rogers Communications, Inc. company
guaranty sr. unsec. bonds 8.75%, 5/1/32
(Canada)	10,000	13,599

Rogers Communications, Inc. company
guaranty sr. unsec. unsub. notes 4.50%,
3/15/43 (Canada)	35,000	34,202

TCI Communications, Inc. sr. unsec.
unsub. notes 7.875%, 2/15/26	45,000	60,402

Telecom Italia SpA 144A sr. unsec. notes
5.303%, 5/30/24 (Italy)	200,000	195,500

Telefonica Emisiones SAU company
guaranty sr. unsec. unsub. notes 7.045%,
6/20/36 (Spain)	10,000	11,580

Verizon Communications, Inc. sr. unsec.
unsub. notes 6.40%, 9/15/33	2,000	2,413

CORPORATE BONDS
AND NOTES (14.6%)* cont.	Principal amount	Value

Communication services cont.
Verizon Communications, Inc. sr. unsec.
unsub. notes 4.522%, 9/15/48	$157,000	$150,549

Verizon New Jersey, Inc. company guaranty
sr. unsec. unsub. bonds 8.00%, 6/1/22	110,000	132,618

		1,257,147
Conglomerates (0.2%)
General Electric Co. jr. unsec. sub. FRB Ser. D,
5.00%, perpetual maturity	241,000	250,640

		250,640
Consumer cyclicals (1.7%)
21st Century Fox America, Inc. company
guaranty sr. unsec. notes 7.85%, 3/1/39	25,000	33,583

21st Century Fox America, Inc. company
guaranty sr. unsec. notes 7.75%, 1/20/24	135,000	166,206

Autonation, Inc. company guaranty sr. unsec.
notes 4.50%, 10/1/25	30,000	30,350

Autonation, Inc. company guaranty sr. unsec.
unsub. notes 5.50%, 2/1/20	92,000	99,128

CBS Corp. company guaranty sr. unsec.
debs. 7.875%, 7/30/30	64,000	86,566

CBS Corp. company guaranty sr. unsec.
unsub. bonds 2.90%, 1/15/27	88,000	81,629

Dollar General Corp. sr. unsec. sub. notes
3.25%, 4/15/23	60,000	59,210

Expedia, Inc. company guaranty sr. unsec.
unsub. notes 5.00%, 2/15/26	10,000	10,316

Ford Motor Co. sr. unsec. unsub. notes 9.98%,
2/15/47	34,000	50,088

Ford Motor Co. sr. unsec. unsub. notes 7.75%,
6/15/43	210,000	255,694

Ford Motor Co. sr. unsec. unsub. notes 7.40%,
11/1/46	20,000	26,138

General Motors Co. sr. unsec. notes 5.20%,
4/1/45	40,000	38,556

General Motors Financial Co., Inc. company
guaranty sr. unsec. notes 4.00%, 10/6/26	90,000	86,537

General Motors Financial Co., Inc. company
guaranty sr. unsec. unsub. notes 4.30%,
7/13/25	142,000	140,863

General Motors Financial Co., Inc. company
guaranty sr. unsec. unsub. notes 3.45%,
4/10/22	42,000	41,535

Grupo Televisa SAB sr. unsec.
unsub. bonds 6.625%, 1/15/40 (Mexico)	90,000	94,309

Hilton Domestic Operating Co., Inc. 144A
sr. unsec. sub. notes 4.25%, 9/1/24	20,000	19,400

Historic TW, Inc. company guaranty sr. unsec.
unsub. bonds 9.15%, 2/1/23	95,000	121,833

Host Hotels & Resorts LP sr. unsec.
unsub. notes 6.00%, 10/1/21 R	48,000	53,451

Host Hotels & Resorts LP sr. unsec.
unsub. notes 5.25%, 3/15/22 R	22,000	23,796

Hyatt Hotels Corp. sr. unsec.
unsub. notes 3.375%, 7/15/23	30,000	29,556

L Brands, Inc. company guaranty sr. unsec.
notes 6.625%, 4/1/21	40,000	45,050

Lear Corp. company guaranty sr. unsec.
unsub. notes 5.375%, 3/15/24	40,000	41,850

NVR, Inc. sr. unsec. notes 3.95%, 9/15/22	65,000	66,135

O’Reilly Automotive, Inc. company
guaranty sr. unsec. notes 3.85%, 6/15/23	25,000	25,702

Putnam VT George Putnam Balanced Fund	9

CORPORATE BONDS
AND NOTES (14.6%)* cont.	Principal amount	Value

Consumer cyclicals cont.
O’Reilly Automotive, Inc. company
guaranty sr. unsec. sub. notes 3.55%, 3/15/26	$45,000	$44,706

Omnicom Group, Inc. company guaranty sr.
unsec. unsub. notes 3.60%, 4/15/26	55,000	54,432

Owens Corning company guaranty sr. unsec.
sub. notes 9.00%, 6/15/19	94,000	107,180

Priceline Group, Inc. (The) sr. unsec.
notes 3.65%, 3/15/25	16,000	15,956

QVC, Inc. company guaranty sr. notes
4.85%, 4/1/24	50,000	50,263

S&P Global, Inc. company guaranty sr.
unsec. unsub. notes 4.40%, 2/15/26	52,000	55,008

Vulcan Materials Co. sr. unsec.
unsub. notes 4.50%, 4/1/25	20,000	20,936

		2,075,962
Consumer staples (1.3%)
Anheuser-Busch InBev Finance, Inc.
company guaranty sr. unsec. unsub. bonds
4.90%, 2/1/46	215,000	232,387

Anheuser-Busch InBev Finance, Inc.
company guaranty sr. unsec. unsub. bonds
3.65%, 2/1/26	25,000	25,380

Anheuser-Busch InBev Worldwide, Inc.
company guaranty sr. unsec. unsub. notes
8.20%, 1/15/39	25,000	37,597

Constellation Brands, Inc. company
guaranty sr. unsec. unsub. bonds 3.70%,
12/6/26	25,000	24,426

CVS Pass-Through Trust 144A sr. mtge.
notes 7.507%, 1/10/32	146,323	178,173

CVS Pass-Through Trust 144A sr. mtge.
notes 4.704%, 1/10/36	13,783	14,507

Diageo Investment Corp. company
guaranty sr. unsec. notes 8.00%, 9/15/22	74,000	92,483

ERAC USA Finance, LLC 144A company
guaranty sr. unsec. notes 7.00%, 10/15/37	150,000	190,058

ERAC USA Finance, LLC 144A company
guaranty sr. unsec. notes 5.625%, 3/15/42	85,000	93,694

ERAC USA Finance, LLC 144A company
guaranty sr. unsec. notes 3.85%, 11/15/24	32,000	32,520

Kraft Foods Group, Inc. company guaranty
sr. unsec. notes Ser. 144A, 6.875%, 1/26/39	55,000	69,099

Kraft Foods Group, Inc. company guaranty
sr. unsec. unsub. notes 6.50%, 2/9/40	5,000	6,084

Kraft Heinz Foods Co. company guaranty sr.
unsec. bonds 4.375%, 6/1/46	120,000	112,917

Lamb Weston Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 4.875%,
11/1/26	50,000	49,469

McDonald’s Corp. sr. unsec. unsub. notes
5.70%, 2/1/39	90,000	103,736

McDonald’s Corp. sr. unsec.
unsub. notes Ser. MTN, 6.30%, 3/1/38	75,000	93,551

Newell Brands, Inc. sr. unsec.
unsub. notes 4.20%, 4/1/26	105,000	109,597

Tyson Foods, Inc. company guaranty sr.
unsec. bonds 4.875%, 8/15/34	17,000	17,324

Tyson Foods, Inc. company guaranty sr.
unsec. unsub. bonds 5.15%, 8/15/44	23,000	23,848

Walgreens Boots Alliance, Inc. sr. unsec.
bonds 3.45%, 6/1/26	80,000	78,528

		1,585,378

CORPORATE BONDS
AND NOTES (14.6%)* cont.	Principal amount	Value

Energy (1.1%)
BP Capital Markets PLC company guaranty
sr. unsec. bonds 3.119%, 5/4/26
(United Kingdom)	$70,000	$67,991

Concho Resources, Inc. company
guaranty sr. unsec. notes 4.375%, 1/15/25	45,000	44,910

DCP Midstream Operating LP company
guaranty sr. unsec. notes 2.70%, 4/1/19	20,000	19,750

Devon Energy Corp. sr. unsec. unsub.
notes 3.25%, 5/15/22	28,000	27,822

EOG Resources, Inc. sr. unsec.
unsub. notes 5.625%, 6/1/19	30,000	32,419

EQT Midstream Partners LP company
guaranty sr. unsec. sub. notes 4.00%, 8/1/24	70,000	69,037

Hess Corp. sr. unsec. unsub. notes 7.30%,
8/15/31	55,000	64,059

Kerr-McGee Corp. company guaranty sr.
unsec. unsub. notes 7.875%, 9/15/31	110,000	140,857

Marathon Petroleum Corp. sr. unsec.
unsub. notes 6.50%, 3/1/41	25,000	26,740

Noble Holding International, Ltd. company
guaranty sr. unsec. unsub. notes 6.05%,
3/1/41	60,000	40,200

Petroleos Mexicanos company guaranty sr.
unsec. unsub. notes 4.50%, 1/23/26
(Mexico)	60,000	54,660

Pride International, Inc. company guaranty
sr. unsec. unsub. notes 7.875%, 8/15/40	120,000	107,400

Sabine Pass Liquefaction, LLC 144A
sr. bonds 5.00%, 3/15/27	135,000	136,181

Spectra Energy Capital, LLC company
guaranty sr. unsec. unsub. notes 8.00%,
10/1/19	110,000	125,080

Statoil ASA company guaranty sr. unsec.
notes 5.10%, 8/17/40 (Norway)	70,000	78,003

Tosco Corp. company guaranty sr. unsec.
notes 8.125%, 2/15/30	72,000	98,650

Valero Energy Partners LP sr. unsec.
unsub. notes 4.375%, 12/15/26	21,000	21,188

Williams Partners LP sr. unsec. notes 5.25%,
3/15/20	65,000	69,447

Williams Partners LP sr. unsec. sub. notes
4.30%, 3/4/24	42,000	42,433

Williams Partners LP sr. unsec. sub. notes
3.60%, 3/15/22	25,000	25,132

Williams Partners LP/ACMP Finance Corp.
sr. unsec. sub. notes 4.875%, 3/15/24	35,000	35,342

		1,327,301
Financials (5.1%)
Aflac, Inc. sr. unsec. notes 6.45%, 8/15/40	14,000	18,384

Air Lease Corp. sr. unsec. notes 3.75%, 2/1/22	25,000	25,751

Ally Financial, Inc. sub. unsec. notes 5.75%,
11/20/25	75,000	74,813

American International Group, Inc. jr. unsec.
sub. FRB 8.175%, 5/15/58	114,000	144,210

Aon PLC company guaranty sr. unsec.
unsub. notes 4.25%, 12/12/42	200,000	187,373

Assurant, Inc. sr. unsec. notes 6.75%, 2/15/34	31,000	37,304

AXA SA 144A jr. unsec. sub. FRN 6.463%,
perpetual maturity (France)	75,000	73,547

Bank of America Corp. jr. unsec. sub. FRN
Ser. AA, 6.10%, perpetual maturity	32,000	32,360

10	Putnam VT George Putnam Balanced Fund

CORPORATE BONDS
AND NOTES (14.6%)* cont.	Principal amount	Value

Financials cont.
Bank of America Corp. unsec. sub. notes
6.11%, 1/29/37	$150,000	$175,325

Barclays Bank PLC 144A unsec. sub. notes
10.179%, 6/12/21 (United Kingdom)	120,000	148,589

Berkshire Hathaway Finance Corp. company
guaranty sr. unsec. notes 4.30%, 5/15/43	73,000	75,089

BGC Partners, Inc. sr. unsec. notes 5.125%,
5/27/21	10,000	10,156

BPCE SA 144A unsec. sub. notes 5.15%,
7/21/24 (France)	200,000	203,224

Cantor Fitzgerald LP 144A unsec. notes
6.50%, 6/17/22	110,000	117,460

Capital One Financial Corp. unsec.
sub. notes 4.20%, 10/29/25	80,000	80,266

CBRE Services, Inc. company guaranty sr.
unsec. notes 5.25%, 3/15/25	27,000	27,841

CBRE Services, Inc. company guaranty sr.
unsec. unsub. notes 4.875%, 3/1/26	73,000	72,735

Citigroup, Inc. jr. unsec. sub. FRB Ser. P,
5.95%, perpetual maturity	64,000	63,213

Citigroup, Inc. jr. unsec. sub. FRN 5.875%,
perpetual maturity	23,000	23,288

CNO Financial Group, Inc. sr. unsec.
unsub. notes 5.25%, 5/30/25	40,000	39,950

Cooperatieve Rabobank UA 144A jr. unsec.
sub. FRN 11.00%, perpetual maturity
(Netherlands)	150,000	176,295

Duke Realty LP company guaranty sr. unsec.
unsub. notes 4.375%, 6/15/22 R	122,000	130,016

EPR Properties company guaranty sr. unsec.
sub. notes 5.25%, 7/15/23 R	50,000	51,838

Fairfax US, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 8/13/24	35,000	34,038

Fifth Third Bancorp jr. unsec. sub. FRB 5.10%,
perpetual maturity	29,000	27,043

Hartford Financial Services Group, Inc. (The)
sr. unsec. unsub. notes 6.625%, 3/30/40	238,000	293,705

Healthcare Realty Trust, Inc. sr. unsec.
unsub. notes 3.875%, 5/1/25 R	60,000	59,163

Hospitality Properties Trust sr. unsec.
unsub. notes 4.50%, 3/15/25 R	30,000	29,242

HSBC Holdings PLC unsec. sub. notes 6.50%,
5/2/36 (United Kingdom)	200,000	243,605

ING Bank NV 144A unsec. sub. notes 5.80%,
9/25/23 (Netherlands)	200,000	219,275

International Lease Finance Corp. sr. unsec.
unsub. notes 6.25%, 5/15/19	45,000	48,263

JPMorgan Chase & Co. jr. unsec. sub. FRB
Ser. Z, 5.30%, perpetual maturity	35,000	35,720

JPMorgan Chase & Co. jr. unsec. sub. FRN
7.90%, perpetual maturity	110,000	113,905

JPMorgan Chase & Co. sr. unsec. notes Ser.
MTN, 2.295%, 8/15/21	35,000	34,352

KKR Group Finance Co., LLC 144A company
guaranty sr. unsec. unsub. notes 6.375%,
9/29/20	60,000	67,573

Liberty Mutual Group, Inc. 144A company
guaranty jr. unsec. sub. bonds 7.80%, 3/15/37	45,000	50,625

Liberty Mutual Insurance Co. 144A unsec.
sub. notes 7.697%, 10/15/97	100,000	122,744

Lloyds Banking Group PLC unsec. sub. bonds
5.30%, 12/1/45 (United Kingdom)	245,000	252,313

CORPORATE BONDS
AND NOTES (14.6%)* cont.	Principal amount	Value

Financials cont.
Massachusetts Mutual Life Insurance Co.
144A unsec. sub. notes 8.875%, 6/1/39	$155,000	$232,680

MetLife Capital Trust IV 144A jr. unsec.
sub. notes 7.875%, 12/15/37	400,000	482,200

Mid-America Apartments LP sr. unsec. notes
4.30%, 10/15/23 R	30,000	31,194

Nationwide Mutual Insurance Co. 144A
unsec. sub. notes 8.25%, 12/1/31	60,000	83,564

Neuberger Berman Group, LLC/Neuberger
Berman Finance Corp. 144A sr. unsec. notes
4.875%, 4/15/45	35,000	27,694

OneAmerica Financial Partners, Inc. 144A
sr. unsec. notes 7.00%, 10/15/33	56,000	61,734

Pacific LifeCorp 144A sr. unsec. notes 6.00%,
2/10/20	30,000	32,395

Primerica, Inc. sr. unsec. notes 4.75%, 7/15/22	33,000	35,318

Progressive Corp. (The) jr. unsec. sub. FRN
6.70%, 6/15/37	228,000	222,870

Prudential Financial, Inc. jr. unsec. sub. FRN
5.625%, 6/15/43	35,000	36,269

Prudential Financial, Inc. jr. unsec. sub. FRN
5.20%, 3/15/44	137,000	135,801

Prudential Financial, Inc. sr. unsec.
notes 6.625%, 6/21/40	35,000	44,393

Royal Bank of Canada unsec. sub. notes Ser.
GMTN, 4.65%, 1/27/26 (Canada)	45,000	47,940

Santander UK PLC 144A unsec. sub. notes
5.00%, 11/7/23 (United Kingdom)	65,000	66,234

State Street Corp. jr. unsec. sub. FRB 1.963%,
6/15/37	256,000	226,240

Teachers Insurance & Annuity Association
of America 144A unsec. sub. notes 6.85%,
12/16/39	40,000	51,909

Toronto-Dominion Bank (The) unsec. sub.
FRB 3.625%, 9/15/31 (Canada)	68,000	66,424

Travelers Property Casualty Corp. company
guaranty sr. unsec. unsub. bonds 7.75%,
4/15/26	40,000	52,535

UBS AG unsec. sub. notes 5.125%, 5/15/24
(Switzerland)	360,000	363,420

VEREIT Operating Partnership LP company
guaranty sr. unsec. notes 4.60%, 2/6/24 R	90,000	90,450

Wells Fargo & Co. jr. unsec. sub. FRB Ser. U,
5.875%, perpetual maturity	65,000	67,600

Willis Towers Watson PLC company guaranty
sr. unsec. unsub. notes 5.75%, 3/15/21	110,000	120,200

WP Carey, Inc. sr. unsec. unsub. notes 4.60%,
4/1/24 R	135,000	136,304

ZFS Finance USA Trust V 144A jr. unsec. sub.
FRB 6.50%, 5/9/37	30,000	30,150

		6,366,111
Government (0.5%)
International Bank for Reconstruction &
Development sr. unsec. unsub. bonds 7.625%,
1/19/23 (Supra-Nation)	500,000	646,330

		646,330
Health care (0.3%)
AbbVie, Inc. sr. unsec. notes 3.60%, 5/14/25	10,000	9,905

Actavis Funding SCS company guaranty sr. unsec.
notes 4.75%, 3/15/45 (Luxembourg)	10,000	9,817

Actavis Funding SCS company guaranty sr. unsec.
notes 3.45%, 3/15/22 (Luxembourg)	5,000	5,075

Putnam VT George Putnam Balanced Fund	11

CORPORATE BONDS
AND NOTES (14.6%)* cont.	Principal amount	Value

Health care cont.
Anthem, Inc. sr. unsec. unsub. notes 4.625%,
5/15/42	$30,000	$30,143

HCA, Inc. company guaranty sr. bonds 5.25%,
6/15/26	55,000	56,856

HCA, Inc. company guaranty sr. sub. notes
5.00%, 3/15/24	10,000	10,288

Omega Healthcare Investors, Inc. company
guaranty sr. unsec. notes 4.50%, 4/1/27 R	20,000	19,025

Omega Healthcare Investors, Inc. company
guaranty sr. unsec. unsub. notes 4.95%,
4/1/24 R	70,000	70,930

Shire Acquisitions Investments Ireland DAC
company guaranty sr. unsec. unsub. notes
3.20%, 9/23/26 (Ireland)	30,000	28,030

Teva Pharmaceutical Finance Netherlands III
BV company guaranty sr. unsec. unsub. bonds
3.15%, 10/1/26 (Netherlands)	54,000	49,784

UnitedHealth Group, Inc. sr. unsec.
unsub. notes 4.625%, 11/15/41	34,000	35,725

		325,578
Technology (0.6%)
Apple, Inc. sr. unsec. unsub. notes 4.375%,
5/13/45	65,000	66,776

Diamond 1 Finance Corp./Diamond 2 Finance
Corp. 144A company guaranty sr. unsec. notes
7.125%, 6/15/24	86,000	95,475

Diamond 1 Finance Corp./Diamond 2 Finance
Corp. 144A sr. bonds 8.35%, 7/15/46	28,000	34,476

Diamond 1 Finance Corp./Diamond 2 Finance
Corp. 144A sr. notes 5.45%, 6/15/23	129,000	136,835

Fidelity National Information Services, Inc.
company guaranty sr. unsec. unsub. notes
5.00%, 3/15/22	122,000	125,369

Jabil Circuit, Inc. sr. unsec. sub. notes 8.25%,
3/15/18	20,000	21,421

Microsoft Corp. sr. unsec. unsub. bonds 2.40%,
8/8/26	95,000	89,746

Oracle Corp. sr. unsec. unsub. notes 2.65%,
7/15/26	205,000	194,588

		764,686
Transportation (0.3%)
Aviation Capital Group Corp. 144A sr. unsec.
unsub. notes 7.125%, 10/15/20	35,000	40,425

Burlington Northern Santa Fe, LLC sr. unsec.
notes 5.40%, 6/1/41	85,000	99,925

Burlington Northern Santa Fe, LLC sr. unsec.
unsub. notes 5.75%, 5/1/40	40,000	48,766

Continental Airlines, Inc. pass-through
certificates Ser. 97-4A, 6.90%, 1/2/18	2,730	2,752

Continental Airlines, Inc. pass-through
certificates Ser. 98-1A, 6.648%, 9/15/17	11,257	11,412

Norfolk Southern Corp. sr. unsec.
unsub. bonds 6.00%, 5/23/11	60,000	70,189

Penske Truck Leasing Co. Lp/PTL Finance
Corp. 144A sr. unsec. bonds 3.40%, 11/15/26	56,000	53,579

Southwest Airlines Co. 2007-1 Pass Through
Trust pass-through certificates Ser. 07-1,
6.15%, 8/1/22	79,726	88,396

United Airlines 2014-2 Class A Pass Through
Trust sr. notes Ser. A, 3.75%, 9/3/26	18,846	18,917

		434,361

CORPORATE BONDS
AND NOTES (14.6%)* cont.	Principal amount	Value

Utilities and power (1.4%)
Appalachian Power Co. sr. unsec.
unsub. notes Ser. L, 5.80%, 10/1/35	$55,000	$63,594

Beaver Valley II Funding Corp. sr. bonds
9.00%, 6/1/17	1,000	1,000

Commonwealth Edison Co. sr. mtge. bonds
5.875%, 2/1/33	15,000	18,027

Consolidated Edison Co. of New York, Inc.
sr. unsec. unsub. notes 4.20%, 3/15/42	35,000	35,094

El Paso Natural Gas Co., LLC company
guaranty sr. unsec. unsub. notes 8.375%,
6/15/32	75,000	93,020

Emera US Finance LP 144A company
guaranty sr. unsec. notes 3.55%, 6/15/26	45,000	44,236

Enbridge, Inc. sr. unsec. unsub. bonds 4.25%,
12/1/26 (Canada)	55,000	56,314

Energy Transfer Partners LP sr. unsec.
unsub. notes 7.60%, 2/1/24	30,000	33,610

Energy Transfer Partners LP sr. unsec.
unsub. notes 6.50%, 2/1/42	117,000	126,798

Energy Transfer Partners LP sr. unsec.
unsub. notes 5.20%, 2/1/22	35,000	37,478

FirstEnergy Transmission, LLC 144A sr. unsec.
unsub. notes 5.45%, 7/15/44	140,000	148,619

Iberdrola International BV company guaranty
sr. unsec. unsub. bonds 6.75%, 7/15/36
(Spain)	30,000	36,692

ITC Holdings Corp. 144A sr. unsec. notes 6.05%,
1/31/18	40,000	41,716

Kinder Morgan Energy Partners LP company
guaranty sr. unsec. notes 5.40%, 9/1/44	16,000	15,948

Kinder Morgan Energy Partners LP company
guaranty sr. unsec. notes 3.50%, 3/1/21	40,000	40,607

Kinder Morgan, Inc. company guaranty sr.
unsec. unsub. notes 3.05%, 12/1/19	30,000	30,431

MidAmerican Funding, LLC sr. bonds 6.927%,
3/1/29	10,000	13,269

Oncor Electric Delivery Co., LLC sr. notes
7.00%, 9/1/22	55,000	67,131

Oncor Electric Delivery Co., LLC sr. notes
4.10%, 6/1/22	60,000	64,079

Pacific Gas & Electric Co. sr. unsec.
notes 6.35%, 2/15/38	55,000	70,172

Pacific Gas & Electric Co. sr. unsec.
unsub. notes 5.80%, 3/1/37	30,000	36,616

Puget Sound Energy, Inc. jr. unsec. sub. FRN
Ser. A, 6.974%, 6/1/67	99,000	84,645

Texas Gas Transmission, LLC 144A sr. unsec.
notes 4.50%, 2/1/21	65,000	67,308

Texas-New Mexico Power Co. 144A 1st
sr. bonds Ser. A, 9.50%, 4/1/19	135,000	154,734

TransCanada PipeLines, Ltd. jr. unsec. sub.
FRN 6.35%, 5/15/67 (Canada)	180,000	149,850

WEC Energy Group jr. unsec. sub. FRN 6.25%,
5/15/67	300,000	262,875

		1,793,863

Total corporate bonds and notes (cost $17,427,220)		$18,241,706

12	Putnam VT George Putnam Balanced Fund

MORTGAGE-BACKED SECURITIES (1.1%)*	Principal amount	Value

Citigroup Commercial Mortgage Trust
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	$93,000	$95,153

COMM Mortgage Trust
FRB Ser. 14-CR18, Class C, 4.737%, 7/15/47	161,000	164,123
FRB Ser. 14-UBS6, Class C, 4.465%, 12/10/47	68,000	64,567
Ser. 13-CR13, Class AM, 4.449%, 12/10/23	100,000	106,660

Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C05,
Class 2M1, 2.106%, 1/25/29	27,213	27,274

FIRSTPLUS Home Loan Owner Trust Ser. 97-3,
Class B1, 7.79%, 11/10/23 (In default) †	14,822	1

GS Mortgage Securities Trust 144A FRB
Ser. 11-GC5, Class C, 5.40%, 8/10/44	100,000	106,886

LB Commercial Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41%, 6/15/31	20,560	21,183
Ser. 98-C4, Class H, 5.60%, 10/15/35	17,993	18,035

Morgan Stanley Bank of America Merrill Lynch
Trust FRB Ser. 13-C11, Class C, 4.37%, 8/15/46	77,000	76,723

Morgan Stanley Capital I Trust FRB Ser. 07-T27,
Class AJ, 5.643%, 6/11/42	55,000	55,919

Morgan Stanley Capital I Trust 144A FRB
Ser. 12-C4, Class D, 5.437%, 3/15/45	217,000	215,611

TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A,
Class E, 8.00%, 12/28/38	245,950	18,446

WF-RBS Commercial Mortgage Trust
Ser. 14-C19, Class C, 4.646%, 3/15/47	24,000	24,029
Ser. 13-C18, Class AS, 4.387%, 12/15/46	150,000	160,361
Ser. 13-UBS1, Class AS, 4.306%, 3/15/46	101,000	107,561

WF-RBS Commercial Mortgage Trust 144A FRB
Ser. 11-C3, Class D, 5.64%, 3/15/44	82,000	83,148

Total mortgage-backed securities (cost $1,452,859)		$1,345,680

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value

Oportun Financial Corp. Ser. A-1, zero % cv. pfd.
(acquired 6/23/15, cost $117) (Private) † ∆∆ F	41	$105

Oportun Financial Corp. Ser. B-1, zero % cv. pfd.
(acquired 6/23/15, cost $2,211) (Private) † ∆∆ F	702	1,990

Oportun Financial Corp. Ser. C-1, zero % cv. pfd.
(acquired 6/23/15, cost $5,197) (Private) † ∆∆ F	1,021	4,677

Oportun Financial Corp. Ser. D-1, zero % cv. pfd.
(acquired 6/23/15, cost $7,538) (Private) † ∆∆ F	1,481	6,784

Oportun Financial Corp. Ser. E-1, zero % cv. pfd.
(acquired 6/23/15, cost $4,227) (Private) † ∆∆ F	770	3,805

Oportun Financial Corp. Ser. F, zero % cv. pfd.
(acquired 6/23/15, cost $12,764) (Private) † ∆∆ F	1,662	11,488

Oportun Financial Corp. Ser. F-1, zero % cv. pfd.
(acquired 6/23/15, cost $35,793) (Private) † ∆∆ F	12,559	32,214

Oportun Financial Corp. Ser. G, zero % cv. pfd.
(acquired 6/23/15, cost $45,261) (Private) † ∆∆ F	15,881	40,735

Oportun Financial Corp. Ser. H, 8.00% cv. pfd.
(acquired 2/6/15, cost $72,763) (Private) † ∆∆ F	25,555	65,486

Total convertible preferred stocks (cost $185,871)		$167,284

MUNICIPAL BONDS AND NOTES (0.1%)* Principal amount		Value

CA State G.O. Bonds (Build America Bonds),
7.50%, 4/1/34	$30,000	$42,435

North TX, Tollway Auth. Rev. Bonds (Build
America Bonds), 6.718%, 1/1/49	55,000	77,233

OH State U. Rev. Bonds (Build America
Bonds), 4.91%, 6/1/40	40,000	45,660

Total municipal bonds and notes (cost $125,186)		$165,328

SHORT-TERM INVESTMENTS (10.8%)	Shares	Value

Putnam Cash Collateral Pool, LLC 0.91% [d]	1,689,250	$1,689,250

Putnam Short Term Investment Fund 0.69% L	11,832,962	11,832,962

Total short-term investments (cost $13,522,212)		$13,522,212

Total investments (cost $126,264,664)		$134,904,211

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GMTN	Global Medium Term Notes
G.O.	BondsGeneral Obligation Bonds
MTN	Medium Term Notes
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2016 through December 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $124,758,281.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $244,320, or 0.2% of net assets.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $8,337,531 to cover certain derivative and delayed delivery securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

Putnam VT George Putnam Balanced Fund	13

FORWARD CURRENCY CONTRACTS at 12/31/16 (aggregate face value $4,903,650)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	British Pound	Sell	3/16/17	$216,915	$215,110	$(1,805)

	Canadian Dollar	Sell	1/18/17	64,586	66,074	1,488

Barclays Bank PLC

	Canadian Dollar	Sell	1/18/17	411,431	420,898	9,467

Citibank, N.A.

	Euro	Sell	3/16/17	975,885	980,263	4,378

Credit Suisse International

	British Pound	Sell	3/16/17	739,260	759,099	19,839

Goldman Sachs International

	Japanese Yen	Sell	2/16/17	560,701	596,063	35,362

JPMorgan Chase Bank N.A.

	British Pound	Sell	3/16/17	13,827	14,209	382

	Canadian Dollar	Sell	1/18/17	723,859	735,524	11,665

	Swiss Franc	Sell	3/16/17	219,277	221,578	2,301

State Street Bank and Trust Co.

	Canadian Dollar	Sell	1/18/17	7,002	7,164	162

	Euro	Sell	3/16/17	287,758	291,778	4,020

	Israeli Shekel	Sell	1/18/17	255,266	261,805	6,539

UBS AG

	Euro	Sell	3/16/17	314,484	318,616	4,132

WestPac Banking Corp.

	Canadian Dollar	Sell	1/18/17	15,122	15,469	347

Total						$98,277

14	Putnam VT George Putnam Balanced Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$2,217,789	$485,671	$—

Capital goods	3,789,348	1,174,182	—

Communication services	4,204,622	—	—

Conglomerates	461,669	633,908	—

Consumer cyclicals	8,317,586	—	—

Consumer staples	8,144,109	—	38,902

Energy	5,807,063	523,925	—

Financials	13,810,027	396,749	38,134

Health care	9,195,276	—	—

Miscellaneous	71,577

Technology	15,351,274	246,566	—

Transportation	1,301,364	—	—

Utilities and power	2,571,280	—	—

Total common stocks	75,242,984	3,461,001	77,036

Convertible preferred stocks	—	—	167,284

Corporate bonds and notes	—	18,241,706	—

Mortgage-backed securities	—	1,345,680	—

Municipal bonds and notes	—	165,328	—

U.S. government and agency mortgage obligations	—	11,574,166	—

U.S. treasury obligations	—	11,106,814	—

Short-term investments	11,832,962	1,689,250	—

Totals by level	$87,075,946	$47,583,945	$244,320

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$98,277	$—

Totals by level	$—	$98,277	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Putnam VT George Putnam Balanced Fund	15

Statement of assets and liabilities
12/31/16

Assets

Investment in securities, at value, including $1,663,623 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $112,742,452)	$121,381,999

Affiliated issuers (identified cost $13,522,212) (Notes 1 and 5)	13,522,212

Foreign currency (cost $1,081) (Note 1)	1,081

Dividends, interest and other receivables	486,241

Receivable for shares of the fund sold	11,544

Receivable for investments sold	84,711

Unrealized appreciation on forward currency contracts (Note 1)	100,082

Total assets	135,587,870

Liabilities

Payable for investments purchased	427,089

Payable for purchases of delayed delivery securities (Note 1)	8,352,563

Payable for shares of the fund repurchased	40,443

Payable for compensation of Manager (Note 2)	55,816

Payable for custodian fees (Note 2)	23,171

Payable for investor servicing fees (Note 2)	21,021

Payable for Trustee compensation and expenses (Note 2)	102,338

Payable for administrative services (Note 2)	1,291

Payable for distribution fees (Note 2)	12,423

Unrealized depreciation on forward currency contracts (Note 1)	1,805

Collateral on securities loaned, at value (Note 1)	1,689,250

Other accrued expenses	102,379

Total liabilities	10,829,589

Net assets	$124,758,281

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$148,439,927

Undistributed net investment income (Note 1)	1,857,677

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(34,277,112)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	8,737,789

Total — Representing net assets applicable to capital shares outstanding	$124,758,281

Computation of net asset value Class IA

Net assets	$64,353,595

Number of shares outstanding	6,165,842

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$10.44

Computation of net asset value Class IB

Net assets	$60,404,686

Number of shares outstanding	5,809,307

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$10.40

The accompanying notes are an integral part of these financial statements.

16	Putnam VT George Putnam Balanced Fund

Statement of operations
Year ended 12/31/16

Investment income

Dividends (net of foreign tax of $7,754)	$1,483,225

Interest (including interest income of $51,980 from investments in affiliated issuers) (Note 5)	1,464,740

Securities lending (net of expenses) (Notes 1 and 5)	36,944

Total investment income	2,984,909

Expenses

Compensation of Manager (Note 2)	659,577

Investor servicing fees (Note 2)	87,764

Custodian fees (Note 2)	28,870

Trustee compensation and expenses (Note 2)	8,834

Distribution fees (Note 2)	150,647

Administrative services (Note 2)	3,688

Auditing and tax fees	80,565

Other	49,339

Fees waived and reimbursed by Manager (Note 2)	(1,814)

Total expenses	1,067,470

Expense reduction (Note 2)	(4,707)

Net expenses	1,062,763

Net investment income	1,922,146

Net realized gain on investments (Notes 1 and 3)	3,549,860

Net realized loss on swap contracts (Note 1)	(47,272)

Net realized gain on foreign currency transactions (Note 1)	197,348

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	43,134

Net unrealized appreciation of investments, and swap contracts during the year	4,095,793

Net gain on investments	7,838,863

Net increase in net assets resulting from operations	$9,761,009

Statement of changes in net assets

	Year ended	Year ended
	12/31/16	12/31/15

Decrease in net assets

Operations:

Net investment income	$1,922,146	$1,914,410

Net realized gain on investments and foreign currency transactions	3,699,936	10,108,613

Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	4,138,927	(13,162,835)

Net increase (decrease) in net assets resulting from operations	9,761,009	(1,139,812)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(1,324,359)	(1,500,248)

Class IB	(1,070,801)	(1,246,985)

Decrease from capital share transactions (Note 4)	(12,838,049)	(20,189,940)

Total decrease in net assets	(5,472,200)	(24,076,985)

Net assets:

Beginning of year	130,230,481	154,307,466

End of year (including undistributed net investment income of $1,857,677 and $2,229,906, respectively)	$124,758,281	$130,230,481

The accompanying notes are an integral part of these financial statements.

Putnam VT George Putnam Balanced Fund	17

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

12/31/16	$9.83	.16	.65	.81	(.20)	(.20)	$10.44	8.40	$64,354	.73[g]	1.65[g]	216[e]

12/31/15	10.12	.15	(.24)	(.09)	(.20)	(.20)	9.83	(.96)	67,397.72		1.45	223[e]

12/31/14	9.29	.15	.85	1.00	(.17)	(.17)	10.12	10.93	78,207.73		1.56	215[e]

12/31/13	8.00	.15	1.31	1.46	(.17)	(.17)	9.29	18.46	83,435.73		1.74	79[f]

12/31/12	7.25	.15	.77	.92	(.17)	(.17)	8.00	12.77	82,153.74		1.99	87[f]

Class IB

12/31/16	$9.79	.14	.64	.78	(.17)	(.17)	$10.40	8.12	$60,405	.98[g]	1.40[g]	216[e]

12/31/15	10.08	.12	(.24)	(.12)	(.17)	(.17)	9.79	(1.23)	62,833.97		1.20	223[e]

12/31/14	9.25	.13	.85	.98	(.15)	(.15)	10.08	10.68	76,100.98		1.31	215[e]

12/31/13	7.97	.13	1.30	1.43	(.15)	(.15)	9.25	18.09	83,799.98		1.49	79[f]

12/31/12	7.22	.13	.77	.90	(.15)	(.15)	7.97	12.54	91,133.99		1.74	87[f]

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Portfolio turnover includes TBA purchase and sale commitments.

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

December 31, 2013	187%

December 31, 2012	209

g Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

18	Putnam VT George Putnam Balanced Fund

Notes to financial statements 12/31/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2016 through December 31, 2016.

Putnam VT George Putnam Balanced Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income. The fund invests mainly in a combination of bonds and common stocks (growth or value stocks or both) of large U.S. companies, with a greater focus on common stocks. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. The fund buys bonds of governments and private companies that are mostly investment-grade in quality with intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of

Putnam VT George Putnam Balanced Fund	19

the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own, and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to manage exposure to specific securities, and to gain exposure to a basket of securities.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions,to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

20	Putnam VT George Putnam Balanced Fund

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $317 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $1,689,250 and the value of securities loaned amounted to $1,663,623.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2016, the fund had a capital loss carryover of $33,773,413 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

	Loss carryover

Short-term	Long-term	Total	Expiration

$33,773,413	N/A	$33,773,413	12/31/17

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from the expiration of a capital loss carryover, from interest-only securities, and from partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $100,785 to increase undistributed net investment income, $21,673,502 to decrease paid-in capital and $21,572,717 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$11,955,365
Unrealized depreciation	(3,818,014)

Net unrealized appreciation	8,137,351
Undistributed ordinary income	1,955,951
Capital loss carryforward	(33,773,413)

Cost for federal income tax purposes	$126,766,860

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of

Putnam VT George Putnam Balanced Fund	21

each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 37.8% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,
0.630%	of the next $5 billion,
0.580%	of the next $10 billion,
0.530%	of the next $10 billion,
0.480%	of the next $50 billion,
0.460%	of the next $50 billion,
0.450%	of the next $100 billion and
0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.526% of the fund’s average net assets.

Putnam Management has contractually agreed, April 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $1,814.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$45,471
Class IB	42,293

Total	$87,764

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $22 under the expense offset arrangements and by $4,685 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $97, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of	Proceeds
	purchases	from sales

Investments in (Long-term)	$265,099,849	$277,791,634

U.S. government securities
(Long-term)	—	—

Total	$265,099,849	$277,791,634

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

22	Putnam VT George Putnam Balanced Fund

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/16		Year ended 12/31/15		Year ended 12/31/16		Year ended 12/31/15

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	229,754	$2,288,244	101,101	$1,026,330	314,036	$3,110,668	110,544	$1,105,702

Shares issued in connection with
reinvestment of distributions	136,673	1,324,359	147,517	1,500,248	110,734	1,070,801	122,856	1,246,985

	366,427	3,612,603	248,618	2,526,578	424,770	4,181,469	233,400	2,352,687

Shares repurchased	(1,053,544)	(10,456,594)	(1,123,500)	(11,296,083)	(1,030,344)	(10,175,527)	(1,370,002)	(13,773,122)

Net decrease	(687,117)	$(6,843,991)	(874,882)	$(8,769,505)	(605,574)	$(5,994,058)	(1,136,602)	$(11,420,435)

Note 5 — Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the beginning				Fair value at the end of
Name of affiliate	of the reporting period	Purchase cost	Sale proceeds	Investment income	the reporting period

Putnam Cash Collateral Pool, LLC*	$—	$7,696,045	$6,006,795	$1,600	$1,689,250

Putnam Short Term Investment
Fund**	11,927,885	25,538,450	25,633,373	51,980	11,832,962

Totals	$11,927,885	$33,234,495	$31,640,168	$53,580	$13,522,212

*No management fees are charged to Putnam Cash Collateral Pool, LLC (See Note 1).

**Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$—*

Forward currency contracts (contract amount)	$4,200,000

OTC total return swap contracts (notional)	$89,000

* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange contracts	Receivables	$100,082	Payables	$1,805

Total		$100,082		$1,805

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as		Forward currency
hedging instruments under ASC 815	Options	contracts	Swaps	Total

Foreign exchange contracts	$—	$192,809	$—	$192,809

Equity contracts	(5,278)	—	(47,272)	(52,550)

Total	$(5,278)	$192,809	$(47,272)	$140,259

Putnam VT George Putnam Balanced Fund	23

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Swaps	Total

Foreign exchange contracts	$43,149	$—	$43,149

Equity contracts	—	31,571	31,571

Total	$43,149	$31,571	$74,720

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Forward currency contracts#	$1,488	$9,467	$4,378	$19,839	$35,362	$14,348	$10,721	$4,132	$347	$100,082

Total Assets	$1,488	$9,467	$4,378	$19,839	$35,362	$14,348	$10,721	$4,132	$347	$100,082

Liabilities:

Forward currency contracts#	1,805	—	—	—	—	—	—	—	—	1,805

Total Liabilities	$1,805	$—	$—	$—	$—	$—	$—	$—	$—	$1,805

Total Financial and Derivative Net Assets	$(317)	$9,467	$4,378	$19,839	$35,362	$14,348	$10,721	$4,132	$347	$98,277

Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—	$—

Net amount	$(317)	$9,467	$4,378	$19,839	$35,362	$14,348	$10,721	$4,132	$347

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 9 — New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

24	Putnam VT George Putnam Balanced Fund	Putnam VT George Putnam Balanced Fund	25

Federal tax information (Unaudited)

The fund designated 45.86% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar year 2016.

26	Putnam VT George Putnam Balanced Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.	RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.	Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Jameson A. Baxter Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None	
Robert J. Darretta Born 1946 Trustee since 2007	From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.	UnitedHealth Group, a diversified health-care company	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland	
John A. Hill Born 1942 Trustee since 1985 and Chairman from 2000 to 2011	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.	None	
Paul L. Joskow Born 1947 Trustee since 1997	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.	Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services	
Kenneth R. Leibler Born 1949 Trustee since 2006 and Vice Chair since 2016	Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.	Eversource Corporation, which operates New England's largest energy delivery system

Putnam VT George Putnam Balanced Fund	27

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2016, there were 114 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	Mark C. Trenchard (Born 1962)
Executive Vice President, Principal Executive	Vice President, Treasurer, and Clerk	Vice President and BSA Compliance Officer
Officer, and Compliance Liaison	Since 2010	Since 2002
Since 2004		Director of Operational Compliance,
	Janet C. Smith (Born 1965)	Putnam Investments and Putnam
Robert T. Burns (Born 1961)	Vice President, Principal Financial Officer,	Retail Management
Vice President and Chief Legal Officer	Principal Accounting Officer, and Assistant
Since 2011	Treasurer	Nancy E. Florek (Born 1957)
General Counsel, Putnam Investments, Putnam	Since 2007	Vice President, Director of Proxy Voting and
Management, and Putnam Retail Management	Director of Fund Administration Services,	Corporate Governance, Assistant Clerk, and
	Putnam Investments and Putnam Management	Associate Treasurer
James F. Clark (Born 1974)		Since 2000
Vice President and Chief Compliance Officer	Susan G. Malloy (Born 1957)
Since 2016	Vice President and Assistant Treasurer
Chief Compliance Officer, Putnam Investments	Since 2007
and Putnam Management	Director of Accounting & Control Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

28	Putnam VT George Putnam Balanced Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s [SEC] website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Kenneth R. Leibler, Vice Chair
Boston, MA 02109	P.O. Box 8383	Liaquat Ahamed
	Boston, MA 02266-8383	Ravi Akhoury
Investment Sub-Advisor	1-800-225-1581	Barbara M. Baumann
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Marketing Services	Legal Counsel	Robert E. Patterson
Putnam Retail Management	Ropes & Gray LLP	George Putnam, III
One Post Office Square		Robert L. Reynolds
Boston, MA 02109	Independent Registered	W. Thomas Stephens
Public Accounting Firm
PricewaterhouseCoopers LLP

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT George Putnam Balanced Fund	29

This report has been prepared for the shareholders	H504
of Putnam VT George Putnam Balanced Fund.	VTAN021 304273 2/17

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2016	$71,124	$ —	$9,305	$ —
December 31, 2015	$68,457	$ —	$9,034	$ —

For the fiscal years ended December 31, 2016 and December 31, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $569,058 and $751,627 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2016	$ —	$559,753	$ —	$ —

December 31, 2015	$ —	$742,593	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 28, 2017